CINGULAR WIRELESS LLC

EXHIBITS - Subordination Agreement among SBC Communications Inc., BellSouth
           Corporation, Cellular Credit Corporation and Cingular Wireless LLC dated November 17, 2003

                                                                   EXHIBIT 10.56

                             SUBORDINATION AGREEMENT

                  SUBORDINATION AGREEMENT, dated as of November 17, 2003, among SBC COMMUNICATIONS INC., a Delaware corporation ("SBC"), BELLSOUTH CORPORATION, a Georgia corporation ("BellSouth"), and CELLULAR CREDIT CORPORATION, a Delaware corporation wholly-owned by BellSouth ("Cellular Credit"), (each of SBC, BellSouth and Cellular Credit is referred to herein as a "Subordinated Creditor" and, collectively, the "Subordinated Creditors"), and CINGULAR WIRELESS LLC, a Delaware limited liability company (the "Borrower").

                              W I T N E S S E T H:

                  WHEREAS, the Borrower has entered into a 364-day Credit Agreement, dated as of November 17, 2003, among the Borrower, the Lenders party thereto, and JPMorgan Chase Bank, as Administrative Agent (as the same may be amended, modified, supplemented or restated from time to time, and any replacement, substitution, refunding or refinancing of all or any portion thereof which by its terms is stated to be entitled to the benefits hereof, whether with the same or different lenders, the "Credit Agreement"); and

                  WHEREAS, the term "Debt" as defined in the Credit Agreement, excludes financial obligations of the Borrower that constitute "Shareholder Loans" within the meaning of the Credit Agreement; and

                  WHEREAS, each of the Subordinated Creditors has extended credit, and may in the future extend credit, to the Borrower, and

                  WHEREAS, by entering into, or agreeing to be bound by, the terms of this Subordination Agreement each Subordinated Creditor desires to agree, for the benefit of the Lenders, to certain subordination and related terms that shall apply to any such credit, provided that such credit is identified on Schedule A hereto, in the case of SBC or any Subsidiary of SBC, or Schedule B hereto, in the case of BellSouth or any Subsidiary of BellSouth (all such indebtedness identified on such schedules, as such schedules they may from time to time be supplemented in accordance with the terms hereof, the "Shareholder Loans"); and

                  NOW, THEREFORE, in consideration of the premises, the parties hereto hereby agree as follows:

CINGULAR WIRELESS LLC

EXHIBITS - Subordination Agreement among SBC Communications Inc., BellSouth
           Corporation, Cellular Credit Corporation and Cingular Wireless LLC dated November 17, 2003

                                                                   EXHIBIT 10.56

                  SECTION 1. DEFINITIONS

                  1.1 Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

                  1.2 The following terms shall have the following meanings:

                  "Agreement": This Subordination Agreement, as the same may be amended, supplemented or otherwise modified from time to time.

                  "Credit Agreement": The Credit Agreement as defined in the preamble hereto.

                  "Senior Capital Markets Debt": all obligations payable from time to time by the Borrower pursuant to (i) each commercial paper note issued from time to time by the Borrower pursuant to the terms of the Issuing and Paying Agent Agreement, dated as of November 15, 2000, between the Borrower and Chase Manhattan Bank, as issuing and paying agent, as amended, modified, supplemented or restated from time to time, (ii) each other commercial paper note, commercial note or similar indebtedness for borrowed money having an original maturity of 390 days or less (but the maturity of which may be extendible, either automatically unless the holder elects to the contrary or on some other basis), and (iii) each other obligation of the Borrower to creditors other than the Subordinated Creditors (A) that each of SBC and BellSouth has approved as Senior Capital Markets Debt by executing a notice substantially in the form of Exhibit B hereto and delivering a signed counterpart thereof to the Borrower and (B)(I) which by its terms is expressly stated to be "Senior Capital Markets Debt" under this Agreement or (II) which the Borrower from time to time after the issuance thereof has notified in writing the creditors for such obligation or their trustee, agent or other representative is "Senior Capital Markets Debt" under this Agreement, in each case with respect to obligations referred to in clauses (i) - (iii) above including, without limitation, all obligations for the payment of principal of and interest (including interest accruing on or after, or which would accrue but for, the filing of any petition in bankruptcy or for reorganization relating to the

CINGULAR WIRELESS LLC

EXHIBITS - Subordination Agreement among SBC Communications Inc., BellSouth
           Corporation, Cellular Credit Corporation and Cingular Wireless LLC dated November 17, 2003

                                                                   EXHIBIT 10.56

         Borrower, whether or not a claim for post-petition interest is allowed in such proceeding) on any amounts due thereunder.

                  "Senior Debt": all obligations payable from time to time by the Borrower pursuant to the Credit Agreement and the notes issued thereunder (including, without limitation, all obligations for the payment of principal of and interest (including interest accruing on or after, or which would accrue but for the filing of any petition in bankruptcy or for reorganization relating to the Borrower, whether or not a claim for post-petition interest is allowed in such proceeding) on the Loans).

                  "Senior Pari Passu Debt": all Senior Debt and all Senior Capital Markets Debt, together with any other obligations of the Borrower to other creditors the payment of which by their terms is expressly stated to be senior to payment of the Subordinated Obligations and which is expressly entitled to pro rata payment by the Borrower (on the basis of then outstanding unpaid obligations) on a pari passu basis with all payments by the Borrower to the holders of Senior Debt required hereunder.

                  "Subordinated Obligations": the collective reference to the unpaid obligations with respect to the Shareholder Loans, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with the Shareholder Loans, in each case whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Subordinated Creditors that are required to be paid by the Borrower pursuant to the terms of any Shareholder Loans).

                  1.3 The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and section and paragraph references are to this Agreement unless otherwise specified.

                  1.4 The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

CINGULAR WIRELESS LLC

EXHIBITS - Subordination Agreement among SBC Communications Inc., BellSouth
           Corporation, Cellular Credit Corporation and Cingular Wireless LLC dated November 17, 2003

                                                                   EXHIBIT 10.56

                  SECTION 2.  TERMS OF SUBORDINATION

                  2.1 Subordination. (a) Each Subordinated Creditor agrees, for itself and each future holder of the Subordinated Obligations, that the Subordinated Obligations are expressly subordinate and junior in right of payment to all Senior Debt.

                  (b) As used herein, "subordinate and junior in right of payment" shall mean that:

                  (i) No payment or prepayment of any principal, premium (if any) or interest on account of a Subordinated Obligations and no repurchase, redemption or other retirement (whether at the option of the holder or otherwise) of a Subordinated Obligations shall be made so long as this Agreement is effective; provided that (A) payments of interest may be made from any source, and (B) payments or prepayments of principal may be made from any source other than the proceeds (whether used directly or indirectly, and whether the purpose of such use is immediate, incidental or ultimate) of Loans, in each case, if, at the time of such payment of interest or payment or prepayment of principal and immediately after giving effect thereto (x) there shall not exist a default in the payment or prepayment of any principal of or interest on any Senior Debt and (y) there shall not have occurred a default (other than a default in the payment or prepayment of principal of or interest on any Senior Debt) permitting (or which, with the giving of notice or lapse of time or both, would permit) the holder or holders of Senior Debt to accelerate the maturity thereof (unless such default shall have been cured or waived) (it being understood that for purposes of determining whether a default has occurred under Section
         5.09 of the Credit Agreement, such payment or prepayment shall be deemed to have occurred, and any related Debt shall be deemed to have been incurred, on the last day of the most recent period for which a certificate was required to have been delivered pursuant to Section 5.01(c) of the Credit Agreement, and compliance with Section 5.09 shall be retested as of such date);

                  (ii) In the event of any insolvency or bankruptcy proceedings, or any receivership, liquidation, reorganization or other similar proceedings, relative to the Borrower or to its creditors, as such, or to its property, or in the event of any proceeding for voluntary liquidation, dissolution or other winding up of the

CINGULAR WIRELESS LLC

EXHIBITS - Subordination Agreement among SBC Communications Inc., BellSouth
           Corporation, Cellular Credit Corporation and Cingular Wireless LLC dated November 17, 2003

                                                                   EXHIBIT 10.56

         Borrower, whether or not involving insolvency or bankruptcy, then the holders of all Senior Pari Passu Debt shall be entitled to receive payment in full in cash of all Senior Pari Passu Debt before the holders of the Subordinated Obligations are entitled to receive any payment on account of the Subordinated Obligations, and to that end the holders of the Senior Pari Passu Debt shall be entitled to receive pro rata distributions of any kind or character, whether in cash or property or securities, which may be payable or deliverable in any such proceedings in respect of the Subordinated Obligations;

                  (iii) If any Subordinated Obligation is declared or otherwise becomes due and payable (under circumstances when the provisions of the foregoing paragraphs (i) or (ii) are not applicable, whether as a result of the occurrence of an event of default under such Subordinated Obligations or otherwise), the holders of Senior Pari Passu Debt outstanding at the time such Subordinated Obligations so become due and payable shall be entitled to receive payment in full of all Senior Pari Passu Debt before the holders of the Subordinated Obligations are entitled to receive any payment on account of the Subordinated Obligations;

                  (iv) If, notwithstanding the occurrence of any of the events described in paragraphs (i) (other than a payment permitted by the proviso thereto), (ii) and (iii), any such payment or distribution of assets of the Borrower of any kind or character, whether in cash, property or securities, shall be received by the holders of Subordinated Obligations before all Senior Pari Passu Debt is paid in full in cash, or provision made for such payment in a manner satisfactory to the Administrative Agent on behalf of the Lenders and each other holder of Senior Pari Passu Debt (or such holder's representative), such payment or distribution shall be held in trust for the benefit of, and shall be paid over or delivered to, the holders of such Senior Pari Passu Debt or their representative or representatives, as their respective interests may appear, for application to the payment of all Senior Pari Passu Debt remaining unpaid to the extent necessary to pay such Senior Pari Passu Debt in full in cash, in accordance with its terms, after giving effect to any concurrent payment or distribution to all holders of such Senior Pari Passu Debt; and

                  (v) No holder of Senior Debt shall be prejudiced in its right to enforce subordination of the Subordinated Obligations by any act or failure to act on the part of the Borrower; provided that the foregoing provisions are solely for the

CINGULAR WIRELESS LLC

EXHIBITS - Subordination Agreement among SBC Communications Inc., BellSouth
           Corporation, Cellular Credit Corporation and Cingular Wireless LLC dated November 17, 2003

                                                                   EXHIBIT 10.56

         purpose of defining the relative rights of the holders of Senior Debt, on the one hand, and the holders of Subordinated Obligations, on the other hand, and that nothing herein shall impair, as between the Borrower and the holders of the Subordinated Obligations, the obligation of the Borrower, which shall be unconditional and absolute, to pay to the holders of the Subordinated Obligations the principal and premium (if any) thereof and interest thereon in accordance with its terms, nor shall anything therein prevent the holders of the Subordinated Obligations from exercising all remedies otherwise permitted by applicable law or the instruments pursuant to which the Subordinated Obligations were issued upon default thereunder, subject to the rights under paragraphs (i), (ii), (iii), and (iv) above of a holder of Senior Pari Passu Debt to receive cash, property or securities otherwise payable or deliverable to the holders of the Subordinated Obligations.

                  (c) The expressions "prior payment in full," "payment in full," "paid in full", "fully paid and satisfied" and any other similar terms or phrases when used in this Agreement with respect to the Senior Debt shall mean (i) the full and final payment in cash, in immediately available funds, of all of the Senior Debt, and (ii) the termination of the Credit Agreement.

                  To the extent any payment of Senior Debt (whether by or on behalf of the Borrower, as proceeds of security or enforcement of any right of set-off or otherwise) is declared to be fraudulent or preferential, set aside or required to be paid to a trustee, receiver or other similar party under any bankruptcy, insolvency, receivership, fraudulent conveyance or similar laws, then if such payment is recovered by, or paid over to, such trustee, receiver or other similar party, the Senior Debt or part thereof originally intended to be satisfied shall be deemed to be reinstated and outstanding as if such payment had not occurred. To the extent the obligation to repay any Senior Debt is declared to be fraudulent, invalid or otherwise set aside under any bankruptcy, insolvency, receivership, fraudulent conveyance or similar laws, then the obligations so declared fraudulent, invalid or otherwise set aside (and all other amounts that would become due with respect thereto had such obligations not been so affected) shall be deemed to be reinstated and outstanding as Senior Debt for all purposes hereof as if such declaration, invalidity or setting aside had not occurred.

                  (d) Notwithstanding any other provision of this Agreement, the Borrower shall have the right to make, and the Subordinated Creditors shall have the right to receive and to retain, any payment or voluntary prepayment by the Borrower of any

CINGULAR WIRELESS LLC

EXHIBITS - Subordination Agreement among SBC Communications Inc., BellSouth
           Corporation, Cellular Credit Corporation and Cingular Wireless LLC dated November 17, 2003

                                                                   EXHIBIT 10.56

Subordinated Obligation as contemplated by the proviso to paragraph (i) of subsection 2.1(b) if, immediately after giving effect thereto, there shall not exist a default in the payment or prepayment of any principal of or interest on any Senior Debt.

                  2.2 Additional Subordinated Obligations. A Subordinated Creditor may cause Schedule A or Schedule B hereto, as the case may be, to be supplemented from time to time to add additional obligations of the Borrower to the Subordinated Creditor (or its Subsidiary) as Subordinated Obligations by executing a notice substantially in the form of Exhibit A hereto and delivering a signed counterpart thereof to the Borrower and to the Administrative Agent. Schedule A and Schedule B, as the case may be, will be deemed modified as of the date such signed notices have been delivered.

                  2.3 Agreement to Cooperate. Each Subordinated Creditor hereby agrees, under the circumstances set forth in paragraph (ii) of subsection 2.1(b), duly and promptly to take such action as may be requested at any time and from time to time by the Senior Creditors (or their representative), to file appropriate proofs of claim in respect of the Subordinated Obligations, and to execute and deliver such powers of attorney, assignments of proofs of claim or other instruments as may be requested by the Senior Creditors (or their representative), in order to enable the Senior Creditors to enforce any and all claims upon or in respect of the Subordinated Obligations and to collect and receive any and all payments or distributions which may be payable or deliverable at any time upon or in respect of the Subordinated Obligations.

                  2.4 Subrogation. (a) No Subordinated Creditor shall be entitled to enforce its rights of subrogation to receive payments or distributions of assets of the Borrower on the Senior Debt until the Senior Debt has been paid in full.

                  (b) Subject to the payment in full of all Senior Debt, until all amounts owing on the Subordinated Obligations shall be paid in full the Subordinated Creditors shall be subrogated to the rights of the holder(s) of the Senior Debt (to the extent of payments or distributions previously made to such holders pursuant to the provisions of subsection 2.1(b)).

                  2.5 Capital Markets Debt Subordination Agreement. It is intended that the Senior Debt constitutes "Senior Pari Passu Debt" for purposes of the Capital Markets

CINGULAR WIRELESS LLC

EXHIBITS - Subordination Agreement among SBC Communications Inc., BellSouth
           Corporation, Cellular Credit Corporation and Cingular Wireless LLC dated November 17, 2003

                                                                   EXHIBIT 10.56

Debt Subordination Agreement, dated as of November 21,2000, among SBC, BellSouth, any Subsidiary Lender and the Borrower.

                  SECTION 3. REPRESENTATIONS.

                  Each Subordinated Creditor represents and warrants as follows:

                  3.1 Power and Authority; Authorization; No Violation. The Subordinated Creditor has corporate power, authority and legal right to execute, deliver and perform this Agreement, and the execution, delivery and performance of this Agreement have been duly authorized by all necessary action on its part, do not require any approval or consent of any trustee or holders of any indebtedness or obligations of the Subordinated Creditor and will not violate any provision of law, governmental regulation, order or decree or any provision of any material indenture, mortgage, contract or other agreement entered into by the Subordinated Creditor or by which the Subordinated Creditor is bound.

                  3.2 Consents. No consent, license, approval or authorization of, or registration or declaration with, any governmental instrumentality, domestic or foreign, is required in connection with the execution, delivery and performance by the Subordinated Creditor of this Agreement.

                  3.3 Binding Obligation. This Agreement constitutes a legal, valid and binding obligation of the Subordinated Creditor enforceable in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting creditors' rights generally and to the availability of equitable remedies.

                  SECTION 4. MODIFICATIONS OF SENIOR DEBT;
                             RELIANCE.

                  Each Subordinated Creditor consents that, without the necessity of any reservation of rights against the Subordinated Creditors, and without notice to or further assent by the Subordinated Creditors, (a) any demand for payment of any Senior Debt may be rescinded in whole or in part, and any Senior Debt may be continued, and the Senior Debt, or the liability of any other party upon or for any part thereof, or any collateral security or guaranty therefor, or right of offset with respect thereto, may, from

CINGULAR WIRELESS LLC

EXHIBITS - Subordination Agreement among SBC Communications Inc., BellSouth
           Corporation, Cellular Credit Corporation and Cingular Wireless LLC dated November 17, 2003

                                                                   EXHIBIT 10.56

time to time, in whole or in part, be renewed, extended, modified, accelerated, compromised, waived, surrendered, or released and (b) the Credit Agreement and any other document or instrument evidencing or governing the term of any other Senior Debt or any other collateral security documents or guaranties or documents in connection with the Credit Agreement or the Senior Debt (other than this Agreement) may be amended, modified, supplemented or terminated, in whole or in part, as the Senior Creditors may deem advisable from time to time, the manner, place or terms of payment or time of payment of the Senior Debt may be amended or supplemented, any collateral security at any time held by the Senior Creditors for the payment of any of the Senior Debt may be sold, exchanged, waived, surrendered or released, in each case, except as provided above, all without notice to or further assent by either Subordinated Creditor, and all without impairing, abridging, releasing or affecting the subordination provided for herein, notwithstanding any such renewal, extension, modification, acceleration, compromise, amendment, supplement, termination, sale, exchange, waiver, surrender or release. Each Subordinated Creditor waives any and all notice of the creation, modification, renewal, extension, alteration, supplement or accrual of any of the Senior Debt and notice of or proof of reliance by the Senior Creditors upon this agreement, and the Senior Debt and any of them shall conclusively be deemed to have been created, contracted or incurred in reliance upon this Agreement. Each Subordinated Creditor acknowledges and agrees that the Senior Creditors have relied upon the subordination provided for herein in entering into the Credit Agreement and in making funds available to the Borrower thereunder. Except as otherwise provided in this Agreement, each Subordinated Creditor waives notice or proof of reliance on this Agreement and protest, demand for payment and notice of default.

                  SECTION 5. MISCELLANEOUS.

                  5.1 Binding Effect. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the parties hereto.

                  5.2 Further Assurances. Each Subordinated Creditor, at its own expense and at any time from time to time, upon the written request of Borrower will promptly and duly execute and deliver such further instruments and documents and take such further actions as the Borrower reasonably may request for the purposes of assuring that the holders of Senior Debt obtain or preserve the full benefits of this Agreement and of the rights and powers herein granted.

CINGULAR WIRELESS LLC

EXHIBITS - Subordination Agreement among SBC Communications Inc., BellSouth
           Corporation, Cellular Credit Corporation and Cingular Wireless LLC dated November 17, 2003

                                                                   EXHIBIT 10.56

                  5.3 Provisions Define Relative Rights. This Agreement is intended solely for the purpose of defining the relative rights of the Senior Debt, on the one hand and the Subordinated Creditors on the other, and no other Person shall have any right, benefit or other interest under this Agreement.

                  5.4 Notices. All notices, requests and demands hereunder to or upon the Senior Creditors, the Subordinated Creditors or the Borrower to be effective shall be in writing (or by fax or similar electronic transfer confirmed in writing) and shall be deemed to have been duly given or made (a) when delivered by hand or (b) if given by mail, when deposited in the mails by certified mail, return receipt requested, or (c) if by fax or similar electronic transfer, when sent and receipt has been confirmed, addressed as follows:

                  If to the SBC:       175 East Houston Street
                                       San Antonio TX 78205
                                       Attention:  Vice President-Treasurer
                                       Fax:  210-351-3849

                  If to BellSouth:     1155 Peachtree Street
                                       Atlanta, Georgia 30309-4599
                                       Attention:  Vice President & Treasurer
                                       Fax:  404-249-2658

                  If to the Borrower or to the Senior Creditors, to the addresses specified in the Credit Agreement.

The parties to this Agreement may change their addresses and transmission numbers for notices by notice to the other parties in the manner provided in this Section.

                  5.5 Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                  5.6 Severability. All rights, powers and remedies provided herein may be exercised only to the extent that the exercise thereof does not violate any applicable provisions of law and are intended to be limited to the extent necessary so that they will

CINGULAR WIRELESS LLC

EXHIBITS - Subordination Agreement among SBC Communications Inc., BellSouth
           Corporation, Cellular Credit Corporation and Cingular Wireless LLC dated November 17, 2003

                                                                   EXHIBIT 10.56

not render this Agreement invalid or unenforceable. If any term of this Agreement or any application thereof shall be invalid or unenforceable, the remainder of this Agreement and any other application of such term shall not be affected thereby.

                  5.7 Controlling Agreement; Termination.

                           (a) Unless and until all Senior Debt has been paid in
full and all commitments to lend terminated, notwithstanding the provisions in the Subordinated Obligations, the provisions of this Agreement shall be controlling as to the matters set forth herein. This Agreement shall terminate and have no further force or effect on and as of the date that the Senior Debt has been paid in full.

                           (b) The Subordination and Extension Agreement dated
as of November 18, 2002 among SBC, BellSouth, certain BellSouth Subsidiaries and the Borrower is hereby terminated and of no further force or effect.

                  5.8 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

                  5.9 Limitations on Amendment. So long as any Senior Debt is outstanding, no modification, supplement or waiver of any provision of this Agreement shall be effective with respect to the Senior Debt unless expressly agreed to in writing by the Administrative Agent (with the approval of the Required Lenders).

                  5.10 Representatives. Each Subsidiary Lender that is a subsidiary of SBC hereby appoints SBC as its agent and attorney-in-fact (a) for all purposes under this Agreement, including agreement to waivers and amendments, and (b) to execute and deliver other agreements pertaining to subordination of Shareholder Loans. Each Subsidiary Lender that is a subsidiary of BellSouth hereby appoints BellSouth as its agent and attorney-in-fact (a) for all purposes under this Agreement, including agreement to waivers and amendments, and (b) to execute and deliver other agreements pertaining to subordination of Shareholder Loans.

CINGULAR WIRELESS LLC

EXHIBITS - Subordination Agreement among SBC Communications Inc., BellSouth
           Corporation, Cellular Credit Corporation and Cingular Wireless LLC dated November 17, 2003

                                                                   EXHIBIT 10.56

                  IN WITNESS WHEREOF, each party hereto has caused this Agreement to be duly executed, all as of the date and year first above written.

                                               CINGULAR WIRELESS LLC
                                               By: Cingular Wireless Corporation

                                               By: /s/ Sean Foley
                                                  ----------------------------
                                               Name: Sean Foley
                                               Title: Vice President - Treasurer

CINGULAR WIRELESS LLC

EXHIBITS - Subordination Agreement among SBC Communications Inc., BellSouth
           Corporation, Cellular Credit Corporation and Cingular Wireless LLC dated November 17, 2003

                                                                   EXHIBIT 10.56

                                               BELLSOUTH CORPORATION

                                               By: /s/ Lynn Wentworth
                                                   -----------------------------
                                               Name: Lynn Wentworth
                                               Title: Vice President and
                                                      Treasurer

CINGULAR WIRELESS LLC

EXHIBITS - Subordination Agreement among SBC Communications Inc., BellSouth
           Corporation, Cellular Credit Corporation and Cingular Wireless LLC dated November 17, 2003

                                                                   EXHIBIT 10.56

                                               CELLULAR CREDIT CORPORATION

                                               By: /s/ Linda S. Bubacz
                                                   -----------------------------
                                               Name: Linda S. Bubacz
                                               Title: Vice President

CINGULAR WIRELESS LLC

EXHIBITS - Subordination Agreement among SBC Communications Inc., BellSouth
           Corporation, Cellular Credit Corporation and Cingular Wireless LLC dated November 17, 2003

                                                                   EXHIBIT 10.56

                                               SBC COMMUNICATIONS INC.

                                               By: /s/ Michael J. Viola
                                                   -----------------------------
                                               Name: Michael J. Viola
                                               Title: Vice President-Treasurer

CINGULAR WIRELESS LLC

EXHIBITS - Subordination Agreement among SBC Communications Inc., BellSouth
           Corporation, Cellular Credit Corporation and Cingular Wireless LLC dated November 17, 2003

                                                                   EXHIBIT 10.56

                                   Schedule A

DEBTOR                     PAYEE/HOLDER                DATE OF NOTE      MATURITY DATE    PRINCIPAL AMOUNT
------                     ------------                ------------      -------------    ----------------
Cingular Wireless LLC      SBC Communications Inc.     7/1/03            6/30/08          $5,884,906,986.10

CINGULAR WIRELESS LLC

EXHIBITS - Subordination Agreement among SBC Communications Inc., BellSouth
           Corporation, Cellular Credit Corporation and Cingular Wireless LLC dated November 17, 2003

                                                                   EXHIBIT 10.56

                                                                      Schedule B

DEBTOR                 PAYEE/HOLDER                 DATE OF NOTE  MATURITY DATE  PRINCIPAL AMOUNT
------                 ------------                 ------------  -------------  ----------------
Cingular Wireless LLC  BellSouth Corporation           7/1/03        6/30/08     $    886,706,000

Cingular Wireless LLC  Cellular Credit Corporation     7/1/03        6/30/08     $     11,000,000

Cingular Wireless LLC  Cellular Credit Corporation     7/1/03        6/30/08     $  2,895,383,350

CINGULAR WIRELESS LLC

EXHIBITS - Subordination Agreement among SBC Communications Inc., BellSouth
           Corporation, Cellular Credit Corporation and Cingular Wireless LLC dated November 17, 2003

                                                                   EXHIBIT 10.56

                                                                       Exhibit A

                [FORM OF NOTICE OF ADDITIONAL SUBORDINATED DEBT]

Cingular Wireless LLC
[Address]

Re: Designation of Additional Subordinated Obligations

Ladies and Gentlemen:

                  The undersigned hereby designates the following loan which has been extended by the undersigned to you as a Subordinated Obligation under the Subordination Agreement, dated as of November 17, 2003:

                                 [describe debt]

                  The foregoing description is hereby deemed added to Schedule [A] [B] of the Subordination Agreement. [The undersigned hereby agrees that it shall be deemed a Subsidiary Lender under the Subordination Agreement with respect to the above-referenced debt.]*

                                                       Very truly yours,

                                                       [SBC COMMUNICATIONS INC.]
                                                       [BELLSOUTH CORPORATION]
                                                       [SUBSIDIARY LENDER]

cc: JPMorgan Chase Bank
    as Administrative Agent

----------------
* Insert if delivered with respect to loan by subsidiary of SBC or BellSouth.

CINGULAR WIRELESS LLC

EXHIBITS - Subordination Agreement among SBC Communications Inc., BellSouth
           Corporation, Cellular Credit Corporation and Cingular Wireless LLC dated November 17, 2003

                                                                   EXHIBIT 10.56

                                                                       Exhibit B

           [FORM OF NOTICE OF ADDITIONAL SENIOR CAPITAL MARKETS DEBT]

Cingular Wireless LLC
[Address]

Re: Approval of Additional Senior Capital Markets Debt

Ladies and Gentlemen:

                  The undersigned hereby approves the following obligation that you propose to issue or have issued as "Senior Capital Markets Debt" under the Subordination Agreement, dated as of November 17, 2003 and the Capital Markets Debt Subordination Agreement, dated as of November 21, 2000:

                              [describe obligation]

                                                       Very truly yours,

                                                       [SBC COMMUNICATIONS INC.]
                                                       [BELLSOUTH CORPORATION]